                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                    The Securities and Exchange Act of 1934


                       Date of Report:  November 29, 1995
                       ----------------------------------
                       (Date of earliest event reported)


Commission     Registrant; State of Incorporation;      IRS Employer
File Number       Address; and Telephone Number     Identification Number
-------------  -----------------------------------  ---------------------

1-956          Duquesne Light Company                          25-0451600
               (A Pennsylvania Corporation)

               One Oxford Centre
               301 Grant Street
               Pittsburgh, Pennsylvania  15279
               Telephone (412) 393-6000

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Item 5.   OTHER EVENTS
--------  ------------

     Reference is made to the discussions in the Duquesne Light Company Form 10-K Annual Report for the year ended December 31, 1994:

     Part I, Item 1  "Rate Matters"
     Part I, Item 1  "Generating Units"
     Part I, Item 1  "Outlook"

     Reference is also made to the discussions in the Duquesne Light Company Form 10-Q Quarterly Report for the three month periods ended March 31, 1995, June 30, 1995, and September 30, 1995:

     Part I, Item 1  "Note 3, Rate Matters"
     Part I, Item 2  "Outlook"

     On November 29, 1995, Duquesne Light Company (Duquesne) announced it will seek approval from the Pennsylvania Public Utility Commission for a five-year freeze on base rates, the sale of Duquesne's interest in the Fort Martin Power Station, the accelerated depreciation of Duquesne's investment in its nuclear power plants and the return to service of three units at the Brunot Island Power Station. In addition, Duquesne reiterated its proposal for the inclusion of all Pennsylvania electric utilities in a region wide independent transmission organization, and reaffirmed its commitment to the highest levels of guaranteed customer service.


Item 7.   EXHIBITS
-------   --------

Exhibit 99.1 -- News Release of Duquesne Light Company issued November 29, 1995.

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

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant identified below has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                          DUQUESNE LIGHT COMPANY
                                                          ----------------------
                                                               (Registrant)



Date     December 4, 1995                       /s/ Gary L. Schwass
      ---------------------                   --------------------------
                                                     (Signature)
                                                   Gary L. Schwass
                                              Senior Vice President and
                                              Principal Financial Officer



Date     December 4, 1995                       /s/ Morgan K. O'Brien
      ---------------------                   ---------------------------
                                                     (Signature)
                                                  Morgan K. O'Brien
                                                    Controller and
                                              Principal Accounting Officer

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